EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the TIFF Investment Program (the “Fund”) on Form N-CSR for the period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	August 28, 2024	/s/ Clarence Kane Brenan
Clarence Kane Brenan
Chief Executive Officer

Date:	August 28, 2024	/s/ Katherine M. Billings
Katherine M. Billings
Treasurer and Chief Financial Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.